Supplement to the

Emerging Europe, Middle East, Africa (EMEA) (FEMEX), Emerging Markets (FEMKX), Fidelity® Latin America Fund (FLATX), and Southeast Asia (FSEAX)

Emerging Europe, Middle East, Africa (EMEA) is a Class of shares of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund; Emerging Markets is a Class of shares of Fidelity Emerging Markets Fund; and Southeast Asia is a Class of shares of Fidelity Southeast Asia Fund

Funds of Fidelity Investment Trust

STATEMENT OF ADDITIONAL INFORMATION

December 30, 2009

A special meeting of Fidelity® Southeast Asia Fund shareholders was held on November 16, 2010. Shareholders approved a new management contract that will change the performance adjustment index and allow the Board of Trustees to designate an alternative performance adjustment index in the future, without a shareholder vote, when permitted by applicable law. Those changes, as well as other changes including a change to the fund's name, will take effect on December 1, 2010.

Effective December 1, 2010, Fidelity Southeast Asia Fund will be renamed Fidelity Emerging Asia Fund. All references to the former name are replaced with the new name as appropriate.

Fidelity Latin America Fund is comprised of multiple classes of shares. References to the fund are deemed to include class where applicable.

The master international research agreement with FIL Investment Advisors and the sub-research agreements with FIL Investment Advisors (U.K.) Ltd. and FIL Investments (Japan) Limited have been terminated on behalf of the funds.

Effective December 1, 2010, the following information replaces the first paragraph under "Computing the Performance Adjustment" in the "Management Contracts" section on page 40.

Computing the Performance Adjustment. The basic fee for Fidelity Emerging Asia Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of a blend of the MSCI® AC (All Country) Far East ex Japan Index and the MSCI AC (All Country) Asia ex Japan Index for Fidelity Emerging Asia Fund. The performance period consists of the most recent month plus the previous 35 months.

For the period prior to December 1, 2010, Fidelity Emerging Asia Fund compares its performance to the MSCI AC (All Country) Far East ex Japan Index (Prior Index). For the period beginning December 1, 2010, Fidelity Emerging Asia Fund compares its performance to MSCI AC (All Country) Asia ex Japan Index (Current Index). Because the performance adjustment is based on a rolling 36 month measurement period, during a transition period Fidelity Emerging Asia Fund's performance will be compared to a 36 month blended index return that reflects the performance of the Current Index for the portion of the 36 month performance measurement period beginning December 1, 2010 and the performance of the Prior Index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the Prior Index will be eliminated from the performance adjustment calculation, and the calculation will include only the performance of the Current Index.

If the Trustees determine that another index is appropriate for Fidelity Emerging Asia Fund, they may designate a successor index to be substituted, when permitted by applicable law.

Effective December 1, 2010, the following information replaces similar information found in the "Management Contracts" section on page 40.

The records of the MSCI AC (All Country) Far East ex Japan Index and the MSCI AC (All Country) Asia ex Japan Index for Fidelity Emerging Asia Fund are based on change in value and each is adjusted for any cash distributions from the companies whose securities compose the indexes. Because the adjustment to the basic fee is based on Fidelity Emerging Asia Fund's performance compared to the blended investment records of the MSCI AC (All Country) Far East ex Japan Index and the MSCI AC (All Country) Asia ex Japan Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the blended records of the indexes. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

The index returns for the MSCI AC (All Country) Far East ex Japan Index, for periods after October 31, 2001, are adjusted for tax withholding at treaty rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts. The index returns for the MSCI AC (All Country) Asia ex Japan Index, for periods after November 30, 2010, are adjusted for tax withholding at treaty rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

EMEB-10-02  November 22, 2010
1.881199.105

Supplement to
Fidelity's Targeted International Equity Funds®
December 30, 2009
Prospectus

A special meeting of Fidelity® Southeast Asia Fund shareholders was held on November 16, 2010. Shareholders approved a new management contract that will change the performance adjustment index and allow the Board of Trustees to designate an alternative performance adjustment index in the future, without a shareholder vote, when permitted by applicable law. Those changes, as well as other changes including a change to the fund's name, will take effect on December 1, 2010.

Effective December 1, 2010, Fidelity Southeast Asia Fund will be renamed Fidelity Emerging Asia Fund and will compare its performance to the MSCI® AC (All Country) Asia ex Japan Index.

Fidelity Latin America Fund is comprised of multiple classes of shares. References to the fund are deemed to include class where applicable.

Effective October 1, 2010, FIL Investments (Japan) Limited no longer serves as a sub-adviser to Fidelity Canada Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Latin America Fund, and Fidelity Nordic Fund.

The following information replaces similar information for Wilson Wong in the "Fund Summary" section for Fidelity China Region Fund on page 7.

Joseph Tse has served as manager of the fund since January 2010.

The following information replaces the similar information found under the heading "Year-by-Year Returns" in the "Fund Summary" section for Fidelity Japan Fund on page 19.

Year-by-Year Returns

Calendar Years	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
	-36.48%	-33.82%	-7.36%	37.02%	10.92%	42.68%	-5.02%	-2.68%	-36.81%	15.33%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	26.58%	June 30, 2009
Lowest Quarter Return	-26.00%	September 30, 2001
Year-to-Date Return	-4.64%	June 30, 2010

The following information replaces the similar information found under the heading "Average Annual Returns" in the "Fund Summary" section for Fidelity Japan Fund on page 19.

For the periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan Fund
Return Before Taxes	15.33%	-0.79%	-5.48%
Return After Taxes on Distributions	15.08%	-1.27%	-6.11%
Return After Taxes on Distributions and Sale of Fund Shares	10.38%	-0.44%	-4.39%
TOPIX Index (reflects no deduction for fees, expenses, or taxes)	4.79%	-1.32%	-4.16%

Effective December 1, 2010, the following information replaces similar information found under the heading "Principal Investment Strategies" in the "Fund Summary" section for Fidelity Emerging Asia Fund (formerly Fidelity Southeast Asia Fund) on page 33.

  Normally investing at least 80% of assets in securities of Asian emerging market issuers and other investments that are tied economically to Asian emerging markets.
  Normally investing primarily in common stocks.
  Allocating investments across different Asian countries with emerging markets.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions to select investments.

Effective December 1, 2010, the following information replaces the second and third bullets found under the heading "Principal Investment Risks" in the "Fund Summary" section for Fidelity Emerging Asia Fund (formerly Fidelity Southeast Asia Fund) on page 33.

  Foreign and Emerging Market Risk. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
TIF-10-05  November 22, 2010
1.483702.171
  Geographic Concentration in Asia. Because Fidelity Management & Research Company (FMR) concentrates the fund's investments in Asia, the fund's performance is expected to be closely tied to social, political, and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.

Effective December 1, 2010, the following information replaces similar information found under the heading "Principal Investment Strategies" in the "Investment Details" section for Fidelity Emerging Asia Fund (formerly Fidelity Southeast Asia Fund) beginning on page 38.

FMR normally invests at least 80% of the fund's assets in securities of Asian emerging market issuers and other investments that are tied economically to Asian emerging markets. Asian emerging market issuers are those issuers located in an Asian country with an emerging market. Asian countries with emerging markets include Hong Kong, India, Indonesia, South Korea, Malaysia, the Philippines, the People's Republic of China, Singapore, Taiwan, and Thailand. FMR normally invests the fund's assets primarily in common stocks.

FMR normally allocates the fund's investments across different Asian countries with emerging markets.

Effective December 1, 2010, the following information replaces similar information found under the heading "Shareholder Notice" in the "Investment Details" section for Fidelity Emerging Asia Fund (formerly Fidelity Southeast Asia Fund) on page 41.

Fidelity Emerging Asia Fund normally invests at least 80% of its assets in securities of Asian emerging market issuers and other investments that are tied economically to Asian emerging markets.

The following information replaces similar information for Wilson Wong in the "Fund Management" section on page 49.

Joseph Tse is manager of Fidelity China Region Fund, which he has managed since January 2010. Since joining Fidelity Investments in 1990, Mr. Tse has worked as an analyst and manager.

Effective December 1, 2010, the following information replaces the similar information found in the "Fund Management" section on page 50.

For Fidelity Canada Fund, Fidelity Emerging Asia Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Pacific Basin Fund, the fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well Fidelity Canada Fund has performed relative to the S&P/TSX Composite Index, Fidelity Emerging Asia Fund has performed relative to a blend of the performance of the MSCI AC (All Country) Far East ex Japan Index and the MSCI AC (All Country) Asia ex Japan Index, Fidelity Europe Capital Appreciation Fund has performed relative to the MSCI Europe Index, Fidelity Europe Fund has performed relative to the MSCI Europe Index, Fidelity Japan Fund has performed relative to the TOPIX, or Fidelity Pacific Basin Fund has performed relative to the MSCI AC (All Country) Pacific Index.

Effective December 1, 2010, the following information supplements the similar information found in the "Fund Management" section on page 50.

For the period prior to December 1, 2010, Fidelity Emerging Asia Fund compares its performance to the MSCI AC (All Country) Far East ex Japan Index. For the period beginning December 1, 2010, Fidelity Emerging Asia Fund compares its performance to the MSCI AC (All Country) Asia ex Japan Index. Because the performance adjustment is based on a rolling 36 month measurement period, during a transition period Fidelity Emerging Asia Fund's performance will be compared to a blended index return that reflects the performance of the MSCI AC (All Country) Asia ex Japan Index for the portion of the 36 month performance measurement period beginning December 1, 2010, and the performance of the MSCI AC (All Country) Far East ex Japan Index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the MSCI AC (All Country) Far East ex Japan Index will be eliminated from the performance adjustment calculation, and the calculation will include only the performance of the MSCI AC (All Country) Asia ex Japan Index.

Effective December 1, 2010, the following information replaces the similar information found in the "Fund Management" section on page 50.

The performance adjustment rate is calculated monthly by comparing over the performance period Fidelity Canada Fund's performance to that of the S&P/TSX Composite Index, Fidelity Emerging Asia Fund's performance to that of a blend of the performance of the MSCI AC (All Country) Far East ex Japan Index and the MSCI AC (All Country) Asia ex Japan Index, Fidelity Europe Capital Appreciation Fund's performance to that of the MSCI Europe Index, Fidelity Europe Fund's performance to that of the MSCI Europe Index, Fidelity Japan Fund's performance to that of the TOPIX, or Fidelity Pacific Basin Fund's performance to that of the MSCI AC (All Country) Pacific Index.

The following information replaces the similar information found in the "Fund Management" section on page 51.

FMR has voluntarily agreed to reimburse Fidelity Emerging Asia Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Europe Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund, and the class of shares of Fidelity Japan Fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed the following rates:

Fidelity Emerging Asia Fund

Rate	1.25%
Effective Date	10/1/09
Fidelity Europe Capital Appreciation Fund

Rate	1.20%
Effective Date	11/1/10
Fidelity Europe Fund

Rate	1.20%
Effective Date	11/1/10
Fidelity Japan Fund

Rate	1.20%
Effective Date	11/1/10
Fidelity Japan Smaller Companies Fund

Rate	1.20%
Effective Date	11/1/10
Fidelity Nordic Fund

Rate	1.20%
Effective Date	11/1/10

These arrangements may be discontinued by FMR at any time.

Effective December 1, 2010, the following information supplements similar information found under the heading "Additional Information about the Indexes" in the "Appendix" section on page 59.

MSCI AC (All Country) Asia ex Japan Index is a market capitalization-weighted index that is designed to measure the investable equity market performance for global investors of Asia, excluding Japan. Index returns for periods after November 30, 2010 are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts.